UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025 (February 25, 2025)

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive College Park, Maryland	20740
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each exercisable for one share of common stock for $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by IonQ, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on February 26, 2025 (the “Original Form 8-K”) filed to, among other things, report under Item 8.01 that the Company had entered into a definitive agreement to acquire a controlling stake of ID Quantique SA, a global leader in quantum networking and sensing, headquartered in Geneva, Switzerland, in an all-stock transaction for up to approximately 5.2 million shares of common stock of the Company (the “Transaction”). The purpose of this Amendment is to incorporate the information contained in Item 8.01 of the Original Form 8-K under Item 3.02 as well, to the extent required, and to provide supplemental information required by Item 3.02. Except as set forth herein, no other changes have been made to the Original Form 8-K, and Item 2.02, Item 5.02, Item 7.01, Item 8.01 and Item 9.01 of the Original Form 8-K are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

To the extent required by this Item 3.02, the information contained in Item 8.01 of the Original Form 8-K is incorporated herein by reference.

The shares of common stock issued at the closing of the Transaction will be restricted securities, and the issuance and sale of the shares will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*

Offer Letter by and between the Company and Niccolo de Masi, dated February 26, 2025 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-39694), filed with the SEC on February 26, 2025).

10.2*

Performance-Based Award Grant Notice by and between the Company and Niccolo de Masi, dated February 26, 2024 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-39694), filed with the SEC on February 26, 2025).

99.1

Earnings Press Release, dated February 26, 2025 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-39694), filed with the SEC on February 26, 2025).

99.2

ID Quantique Press Release, dated February 26, 2025 (incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 001-39694), filed with the SEC on February 26, 2025).

99.3

Leadership Press Release, dated February 26, 2025 (incorporated herein by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K (File No. 001-39694), filed with the SEC on February 26, 2025).

99.4

Board of Directors Press Release, dated February 26, 2025 (incorporated herein by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K (File No. 001-39694), filed with the SEC on February 26, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of these Exhibits have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv). The Registrant agrees to furnish a copy of an unredacted agreement to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date: February 28, 2025	By:	/s/ Stacey Giamalis
Stacey Giamalis
Chief Legal Officer and Corporate Secretary